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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            BUCKEYE PARTNERS, L.P.
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               (Name of Registrant as Specified In Its Charter)

                            BUCKEYE PARTNERS, L.P.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                       [LOGO OF BUCKEYE PARTNERS, L.P.]


                                        July 1, 1998


                                   VOTE NOW!
                THE DEADLINE FOR YOUR CONSENT IS JULY 17, 1998





Dear Unitholder:

        According to our records, your consent has not been received. Regardless of the number of units you own, it is important that they be represented. Buckeye Partners, L.P. must receive the affirmative consent of at least two-thirds of the Unitholders for the amendments to be approved. Remember, failure to return your consent will have the same effect as a vote against the proposal.

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                                   IMPORTANT
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If your broker holds your units, you still must return a consent on this proposal for your vote to be counted.
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        Thank you for your prompt attention. If you have questions or need additional consent materials, please call D.F. King & Co., Inc. at (800)
628-8509.


                                        Sincerely,

                                        /s/ A.W. Martinelli

                                        Chairman and Chief Executive Officer
                                        Buckeye Management Company,
                                         as General Partner